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August 2, 2002                                                  Exhibit 99.1

Mr. Jonathan G. Katz, Secretary
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE: Statement Under Oath of Principal Executive Officer Regarding Facts and
    Circumstances Relating to Exchange Act filings

        I, Kirk Thompson, President and Chief Executive Officer, state and attest that:

        1. To the best of my knowledge, based upon a review of the covered reports of J.B. Hunt Transport Services, Inc., and, except as corrected or supplemented in a subsequent covered report:

           o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

           o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

        2. I have reviewed the contents of this statement with the Company's audit committee.

        3. In this statement under oath, each of the following, if filed on or before the date of this statement is a "covered report":

           o Annual Report of J.B. Hunt Transport Services, Inc. on Form 10-K filed with the Commission on March 8, 2002;

           o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of J.B. Hunt Transport Services, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

           o Amendment No. 1 to Form 10-Q/A filed on May 29, 2002, and Amendment Nos. 1 and 2 on Form 10-K/A filed on March 13, 2002 and May 29, 2002, respectively.

/S/ Kirk Thompson                         Subscribed and sworn to before me this
-----------------------------------       2nd day of August, 2002.
(Signature)

Kirk Thompson                             /S/ Marilyn Holmes
President and Chief Executive Officer     -----------------------------------
                                          Notary Public

August 2, 2002                            My Commission Expires:  8/15/2011
Date